Third Quarter of 2011 October 25, 2011 © 2011 Conceptus, Inc. All rights reserved. Conceptus, Inc. Conceptus, Inc. Quarterly Results Quarterly Results Exhibit 99.2

Safe Harbor
Safe Harbor

© 2011 Conceptus, Inc. All rights reserved.
Except for the historical information contained herein, the matters discussed in this press release include forward-looking statements, the accuracy of which is subject to known and unknown risks and uncertainties. These forward-looking statements include, without limitation, discussions regarding:
projected net sales, gross profit margin, operating expenses and adjusted earnings before interest, taxes, depreciation, amortization and  stock-based compensation (“adjusted EBITDA”) for the full year 2011, and
the expected impact of ongoing macroeconomic and insurance pressures on our growth in 2011, our continued success in defending our physician accounts against competitive trialing, our ability to expand physician market penetration, our ability to improve sales force productivity, our ability to increase utilization of Essure through the promotion of a compatible endometrial ablation product, our ability to market effectively to physicians and prospective patients,  our ability to secure government reimbursement in foreign countries, the potential impact on our financial statements due to favorable litigation results and potential subsequent motions and appeals, discussions with our bank lender regarding potential changes to our credit facility, and the expected attainment of strategic initiatives intended to grow the business and make the Essure procedure the standard of care in permanent birth control.
These discussions and other forward-looking statements included herein may differ significantly from actual results. Such differences may be based upon factors such as changes in strategic planning decisions by management, re-allocation of internal resources, changes in the impact of domestic and global macroeconomic pressures, reimbursement decisions by insurance companies and domestic and foreign governments, scientific advances by third parties, litigation risks, attempts to repeal all or part of the Patient Protection and Affordable Care Act of 2010, and the introduction of competitive products, as well as those factors set forth in the Company's most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange
Commission.  These forward-looking statements speak only as to the date on which the statements were made.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q3’11 Q3’11 Highlights Highlights Mark Sieczkarek, President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

On Track to Long-Term Growth
On Track to Long-Term Growth
© 2011 Conceptus, Inc. All rights reserved.

3.  Make Essure ® the “Standard of Care”
1.  Resume focus on growing Essure market
following stabilization of competitive trialing
2.  Increase consumer adoption of Essure
through strategic marketing initiatives
We continued to execute on
our key areas of focus:

27
26
25
24
23
22
21
20
19
18
25.5
24.7
21.4
20.8
23.3
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11

Conceptus Inc.

OB/GYN visits have improved since Q1’11
OB/GYN Patient office visits in millions % change in select periods:
Period: OB/GYN
FY’10
vs FY’09
-15%
2 Years:
Q3’11
vs Q3’09
-6%
1 Year:
Q3’11
vs Q3’10
+9%
Sequential:
Q3’11
vs Q2’11
+12%
OB/GYN Office Visits Normalizing
OB/GYN Office Visits Normalizing
Source:  IMS data provided by Credit Suisse Healthcare Team

19.1

Favorable Jury Verdict
Favorable Jury Verdict
© 2011 Conceptus, Inc. All rights reserved.
Award represents monetary damages for lost profits
Jury also found patent claims valid
Judge denied competitor’s motion to overturn jury verdict
Conceptus will file for permanent injunction seeking to
prohibit competitor from selling its hysteroscope sterilization product in the U.S.
Judge will make this decision at the future hearing and is
expected to rule before year-end
Federal jury finds competitor infringed patent claims and
awards Conceptus $18.8 million

Sales force continues to blunt impact of competitive
trialing in Essure physician accounts
Competitive Trialing Stabilized
Competitive Trialing Stabilized
© 2011 Conceptus, Inc. All rights reserved.
(1) Based on internal company sales force surveys
560 cumulative accounts
signed multi-year
exclusivity agreements by end
of Q3’11
~50% were former trialing
accounts
Trialing is expected to last ~1
more year

Number of Essure accounts that entered
competitive trialing by quarter
(1)
Sales Force
Redeployment
0
100
200
300
400
Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
~
Essure

~50%
(1)
of accounts that have trialed the competitor are increasingly choosing Essure for 90% of their hysteroscopic sterilization procedures
Competitive market share appears to have stabilized
© 2011 Conceptus, Inc. All rights reserved.
Accounts Return to Essure
Accounts Return to Essure
Accounts entering competitive trialing
Estimated status of accounts that are
trialing or have trialed (cumulative)
(1)

(1) Based on internal company sales force surveys
Returned to Essure under
exclusivity agreement or
by purchase order
Estimated to be trialing
competitor product
1500
1000
500
0
Q4 10 Q1 11
Q2 11 Q3 11

GEA Partnership Gaining Momentum
GEA Partnership Gaining Momentum
Covered
cases
Physician
first cases
Incremental Essure
procedures
Synergy opportunity
to  increase ~1
Essure procedure
per account per
month
Synergy opportunity: permanent birth control is recommended for GEA patients to prevent pregnancy (1) ; we plan to increase Essure utilization by converting non-sterilized
GYNECARE THERMACHOICE
®
III
(2)
patients to Essure
Our reps have
covered ~36% of
cases of GYNECARE
THERMACHOICE
®
III
in the office setting
YTD
~300 physicians
performed their first
GYNECARE
THERMACHOICE
®
III
cases in Q3’11
Promoting multiple products expands
selling opportunities for our sales reps
© 2011 Conceptus, Inc. All rights reserved.

(1)
ACOG Frequently Asked Questions FAQ134 Special Procedures, Endometrial Ablation  ©2011 by the American College of Obstetricians and Gynecologists
(2)
Conceptus promotes the GYNECARE THERMACHOICE® III Uterine Balloon Therapy System by ETHICON™ Women’s Health & Urology, a division of Ethicon, Inc., in U.S. OB/GYN physician offices.  GYNECARE THERMACHOICE® III is a global endometrial ablation (GEA) product.

United Kingdom
The Netherlands
France

Conceptus Inc.

Acquired Netherlands Distribution
Acquired Netherlands Distribution
© 2011 Conceptus, Inc. All rights reserved.
Newly-formed subsidiary Conceptus BV
to operate in the Netherlands
Acquired all Essure distribution rights
Based on unit sales, the Netherlands is
third largest European market
We now have direct operations in
France, the Netherlands and the United
Kingdom
Investing in European countries with strong Essure sales

Sam Trujillo, Executive Vice President, Marketing Marketing Marketing Strategy Strategy © 2011 Conceptus, Inc. All rights reserved.

Marketing Strategy On Track
Marketing Strategy On Track
Consumer
Segmentation
© 2011 Conceptus, Inc. All rights reserved.
Strategy:
Target
underpenetrated
U.S. market of
9.3M women
(1)
Goal:
Increase adoption
of Essure and
grow the
permanent birth
control market
5-point plan
is on track
Direct-to-Consumer
(DTC)
Physician
Segmentation
Publication
Planning
In-office
Patient Pathway
Integrated plan for consumers, physicians and key opinion leaders

(1)
Number of women in the U.S. whose families are complete and are still using temporary birth control per the 2006-08 CDC report, data from the National Survey of Family Growth, published May 2010

PREVIOUS NEW - 2011
Geographic scope Regional by city National
Message to consumer
Negative:
Fear of getting
pregnant again
Positive:
Accomplishment in
being DONE having
children
Media mix TV, radio, direct mail Print, digital
Timing / duration Start – stop – start Continuous
Cost structure Expensive Sustainable, affordable
Direct-to-Consumer Campaign
Direct-to-Consumer Campaign
© 2011 Conceptus, Inc. All rights reserved.
Increased awareness = greater adoption of Essure

I love
being done
having kids.
When you're sure you're done having children,
Essure® is the surgery-free permanent birth control you can trust.
Discover all the reasons why more than half a million women and their doctors trust Essure. Besides being surgery-free and hormone-free, it's also the most effective* permanent birth control available. The soft, flexible Essure inserts are placed during a simple procedure performed in your doctor's office in less than 10 minutes, with no downtime needed for recovery. So you can get back to the family you love. Visit essure.com to find a doctor and learn more about Essure.
View the Essure procedure.
essure®

Conceptus® Inc.

National Print Ad
National Print Ad
Magazine coverage
began in September:
People
Us Weekly
Redbook
Parenting
Working Mother
In Style
Real Simple
© 2011 Conceptus, Inc. All rights reserved.

Quick Response “QR” code
plays Essure video

essure
essure.com
The size of
my family
is perfect the way it is.

essure
essure.com
We love
being done
having children.

essure
essure.com
I love
being done
having kids.

essure
essure.com
I love
being done
having children.

essure
essure.com
I am ready for
surgery free
permanent
birth control.

Conceptus® Inc.

Digital Banner Ads
Digital Banner Ads
Sample websites:
Cafe Mom
Baby Center
Working Mother
About.com
WebMD
iVillage
Marie Claire
Redbook
Health Central
Lifetime
© 2011 Conceptus, Inc. All rights reserved.

DTC Stimulates Market
DTC Stimulates Market
Magazines:
6M
Digital:
179M
Public
Relations:
160M
Target
Consumer
Market
We exceeded our goal of reaching 69% of our target
consumer market (1) 4-6 times in the month of September
In millions of impressions per month
(1) 9.3 million U.S. women who are done having children and are using temporary birth control. Source: 2006-08
CDC report, data from the National Survey of Family Growth, published May 2010

© 2011 Conceptus, Inc. All rights reserved.

Greg Lichtwardt Executive Vice President, Operations and Chief Financial Officer Q3’11 Q3’11 Financials Financials © 2011 Conceptus, Inc. All rights reserved.

Q3’10 Q3’11
$33.9
80.6%
82.6%
$33.1
$24.6
$25.9
$0.03
($0.09)
$6.6
(1) Adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation.  See reconciliation in Appendix
$5.4
Q3’10 Q3’11 Q3’10 Q3’11 Q3’10 Q3’11
Q3’10 Q3’11
Q3’11 Snapshot
Q3’11 Snapshot
© 2011 Conceptus, Inc. All rights reserved.

Net Sales
($M)
Gross Margin
(%)
Operating
Exp. ($M)
Adj. EBITDA
(1)
($M)
GAAP
Diluted EPS

Net Sales (in $ millions)
Units
(in thousands)
$33.9
Q3’10 Q3’11
$27.3
$25.8
$7.3
$6.6
$33.1
Worldwide Sales
Worldwide Sales
Q2’11
$33.8
$24.8
30.1
Q3’10 Q3’11
19.9
28.2
9.6
10.2
18.6
Q2’11
29.4
Domestic International
11.6
17.8
Domestic net sales and units increased 4% sequentially;
International net sales increased 12% year-over-year
$9.0

© 2011 Conceptus, Inc. All rights reserved.

Q3’11 Q2’11 Q1’11 Q4’10 Q3’10
Current Period Activity:
Physicians entering preceptorship
465 538 388 380 380
Physicians becoming certified
453 290 200 427 334
Physicians transitioning to in-office
151 110 89 202 185
Physician Base: 14,018 13,553 13,015 12,627 12,247
Physician Metrics Pipeline Grew
Physician Metrics Pipeline Grew
We continued to expand the U.S. market for Essure in Q3’11
© 2011 Conceptus, Inc. All rights reserved.
Office-based procedures were ~70% of total volume in Q3’11

In $ millions except for EPS
(1) Adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation. See appendix
(2) Net earnings after taxes includes a net income tax provision of $2.7 million primarily due to a higher than forecasted effective tax rate for the full year
(3) Diluted GAAP EPS includes a net income tax provision of $0.09 primarily due to a higher than forecasted effective tax rate for the full year
Q3’11 Q3’10 Y/Y
Change
Q2’11 Q/Q
Change
Net Sales $33.1 $33.9 (2.4%) $33.8 (2.1%)
Gross Profit Margin 82.6% 80.6% +200bp 81.9% +70bp
Operating Expenses $25.9 $24.6 5.3% $25.8 0.4%
Adjusted EBITDA
(1)
$5.4 $6.6 (18.2%) $5.8 (6.9%)
Other Income / (expense) ($1.7) ($1.6) nm ($1.6) nm
Tax Provision (benefit) $2.7 $0.2 +100% ($0.2) nm
Net Income (loss) ($2.9)
(2)
$1.0 nm $0.5 nm
GAAP EPS (diluted) ($0.09)
(3)
$0.03 nm $0.01 nm
Q3’11 Highlights
Q3’11 Highlights
© 2011 Conceptus, Inc. All rights reserved.

Q3’11 Adjusted EBITDA
Q3’11 Adjusted EBITDA
Adjusted
EBITDA
(1)
$5.44
Amortization
of
intangibles
Stock-
based
compensation
($2.90)
Net loss
(1) See reconciliation in appendix
Interest
and other
income
(expense)
net
$ millions
Depreciation
expense
Provision
for
income
taxes
$1.66
$2.72
$0.81
$1.81
$1.34
© 2011 Conceptus, Inc. All rights reserved.

Balance Sheet
Balance Sheet
Cash & cash equivalents
Investments
Accounts receivable
Inventories
PP&E
Intangibles
Goodwill
Deferred tax asset
Other assets
Total assets
ASSETS
24.5
75.2
18.9
3.8
10.0
21.8
16.4
79.1
6.7
256.4
9/30/11
A/P & other accrued ST
liabilities
Notes payable
(1)
Other accrued LT liabilities
Total Equity
Total liabilities & equity
LIABILITIES &
EQUITY
12/31/10
16.4
84.4
3.5
152.1
256.4
18.4
72.5
20.4
2.9
10.1
24.1
16.0
78.8
7.5
250.7
9/30/11 12/31/10
15.2
81.0
2.9
151.6
250.7
$ millions
© 2011 Conceptus, Inc. All rights reserved.

(1) Notes payable is a current liability

Guidance
Guidance
Net Sales
$132M to
$136M
$141M
Gross Profit Margin
81.9% to
82.2%
80.9%
Operating
Expenses
$103M to
$105M
$104M
Adjusted EBITDA
(1)
$20M to
$22M
$25M
FY’11E
as of 10/25/11
FY’10
Actual
© 2011 Conceptus, Inc. All rights reserved.

(1) See reconciliation in appendix

2011: 2011: Strategic Plan Strategic Plan Update Update Mark Sieczkarek, President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

Strategic Plan
Strategic Plan
Initiatives on track to drive long-term growth
© 2011 Conceptus, Inc. All rights reserved.
(1) U.S. Department of Health and Human Services decision includes permanent birth control under Patient
Protection and Affordable Care Act of 2010 at no cost to patients

Goals Environment Response
• Make Essure
“Standard of
Care” in
permanent birth
control
• Expand PBC
market and drive
long-term growth
• Advance our
leadership
position in
women’s health
• Challenging macroeconomic and
insurance trends continue, but
OB/GYN office visits have
increased in Q2’11 and Q3’11
• HHS (1) decision represents a key
inflection point in our future
business
• Execute strategic plan
and control what we can
• Marketing initiatives on
track; new DTC is
stimulating consumer
awareness

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
1. Minimize
impact of
competition
and gain back
market share
• Defend our existing accounts
against competitive trialing
• Legal action against
Competitor for patent
infringement
• FDA ruling on nickel
hypersensitivity
• More accounts have returned
to Essure as competitive
trialing continues to slow
• Favorable jury verdict awarded
Conceptus $18.8 million; we
will now file for permanent
injunction
• Favorable FDA ruling on nickel
hypersensitivity; previous
nickel contraindication reduced
to a warning in Essure IFU,
which enhances competitive
positioning
© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
2. Increase
adoption of
Essure through
integrated
marketing
• Target 9.3 million U.S. women
who are done having children
but use temporary birth control
• Integrated 5-point plan for
consumers, physicians and
key opinion leaders
• New national DTC campaign
builds on learnings from past
campaigns
• Launched new print and
banner ads that promote
“being done” message
• Exceeded our goal of reaching
69% of our consumer target
market 4-6 times through ads
and PR initiatives in the month
of September
© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
3. Expand
international
presence
• Europe
• France
• U.K.
• The Netherlands
• Brazil
• Emerging markets
• France: working to reinstate
reimbursement for <40 market;
expect a decision by end of the
year
• U.K.: expect a decision  by the
National Health System to
increase fee schedule of
hysteroscopic sterilization
• Completed acquisition of the
Netherlands distribution rights
• Brazil: working to get
reimbursement decision at
municipality level by end of the
year
© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
4. Increase
Essure
utilization with
GEA synergy
• Leverage in-office channel
strength to promote
GYNECARE THERMACHOICE
®
III
GEA procedure to U.S.
physician offices
• Synergy:  PBC is
recommended for GEA
patients
• Secure GEA new cases and
capture PBC opportunity
• ~300 physicians performed
their first
GYNECARE
THERMACHOICE
®
III cases in
Q3’11
• Work to increase Essure
utilization in these accounts
• Sales reps have more selling
time with physicians since they
are promoting two products
instead of one
© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
5. Product
enhancements
• Develop next-generation
Essure procedure
• Seek FDA approval to add
transvaginal ultrasound (TVU)
to Essure label in U.S. for
Essure confirmation;
alternative to current HSG test
• Expect to begin patient trials of
next-generation Essure by the
end of the year
• IDE conditionally approved to
enroll patients for TVU study in
U.S.; expect to begin
enrollment  by the end of the
year
© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
6. Washington,
DC focus and
reimbursement
issues
• HHS decision to include
contraception under the
PPACA guidelines
• Continue to increase states
with adequate Medicaid
reimbursement
• Seek ACOG recommendation
of  hysteroscopic sterilization
as “Standard of Care”
• Initial research suggests a
majority of private pay plans
will adopt HHS mandate as of
1/1/13
• 34 states provided adequate
Essure Medicaid fee-for-
service office reimbursement
as of 9/30/11
• AAGL expected to write a
position statement
© 2011 Conceptus, Inc. All rights reserved.

Strategic Plan Update
Strategic Plan Update
Strategy Details Status
7. Create a
pipeline of
women’s
health products
and services
• Designed to accelerate
adoption of Essure
• Provide more diversified
offerings
• Ongoing review of potential
high-growth synergistic
opportunities
• Prefer in-office setting
© 2011 Conceptus, Inc. All rights reserved.

Key Take-Aways
Key Take-Aways
We are increasing our focus on utilization and growing
the Essure market, since the competitive threat appears
to be further stabilized
Strategic marketing initiatives, including our new DTC
campaign, are expected to increase consumer adoption
of Essure and return the market to double-digit growth
We are dedicated to making Essure the “Standard of
Care” in the PBC market
© 2011 Conceptus, Inc. All rights reserved.

© 2011 Conceptus, Inc. All rights reserved. Appendix Appendix

Use of Non-GAAP Financial Measures
Use of Non-GAAP Financial Measures
The Company has supplemented its GAAP net income / (loss) with a non-GAAP measure of adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation (“adjusted EBITDA”).  Management believes that this non-GAAP financial measure provides useful supplemental information to management and investors regarding the performance of the
Company’s business operations, facilitates a better comparison of results for current periods with the Company’s previous operating results, and assists management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts.  A reconciliation of non-GAAP adjusted EBITDA to GAAP net income / (loss) in the most directly comparable GAAP measure, is provided in the below schedule.
There are limitations in using this non-GAAP financial measure because it is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  This non-GAAP financial measure should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-
GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliations of the non-GAAP financial measure provided in the below schedules.
© 2011 Conceptus, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation
© 2011 Conceptus, Inc. All rights reserved.

2011 2010 2011 2010
Net Income (Loss), as reported (2,902) $    976 $        (5,375) $    (1,665) $
Adjustments to net income (loss):
Interest and other income (expense), net (a) 1,660 1,561 4,833 4,605
Provision for income taxes 2,720 205 251 461
Amortization of intangibles (b) 816 810 2,448 2,437
Stock-based compensation (c) 1,811 1,881 5,233 5,412
Depreciation expense (d) 1,335 1,177 3,965 3,418
Adjustments to net income (loss) 8,343 5,634 16,730 16,333
Adjusted EBITDA 5,440 $     6,610 $     11,355 $    14,668 $
(a) Consists of interest from available-for-sale securities, interest expense associated with our convertible debt and foreign exchange currency transactions
(b) Consists of amortization of intangible assets, primarily licenses and customer relationships
(c) Consists of stock-based compensation in accordance with ASC 718
(d) Consists of depreciation, primarily on property, plant and equipment
Conceptus, Inc.
(Unaudited)
Reconciliation of Net Income (loss) to Adjusted Earnings Before Interest, Taxes, Depreciation,
Amortization and Stock-Based Compensation (Adjusted EBITDA)
(In thousands)
September 30,
Three Months Ended   Nine Months Ended
September 30,

GAAP to Non-GAAP Reconciliation
© 2011 Conceptus, Inc. All rights reserved.

Reconciliation of Forward-Looking Guidance For Non-GAAP Financial Measures
From To
Net Loss Guidance (1,697) $       (572) $
Estimated Non-GAAP Guidance
Interest and other income (expense), net (a) 6,480           6,480
Provision (benefit) for income taxes (495)             380
Amortization of intangibles (b) 3,263           3,263
Stock-based compensation (c) 7,084           7,084
Depreciation expense (d) 5,365           5,365
Adjustments to net income 21,697 $       22,572 $
Adjusted EBITDA 20,000 $       22,000 $
(a) Consists of interest from available-for-sale securities, interest expense associated with our convertible debt and foreign exchange currency transactions
(b) Consists of amortization of intangible assets, primarily licenses and customer relationships
(c) Consists of stock-based compensation in accordance with ASC 718
(d) Consists of depreciation, primarily on property, plant and equipment
Conceptus, Inc.
To Projected GAAP Net Loss
(Unaudited)
Twelve Months Ending
December 31, 2011

Revolutionizing women’s healthcare with innovative solutions Conceptus, Inc. Conceptus, Inc. NASDAQ: CPTS NASDAQ: CPTS © 2011 Conceptus, Inc. All rights reserved. CC-2931 25OCT11F